Exhibit 99.1

Cerevel Therapeutics Announces Proposed Private Offering of Convertible Senior Notes

CAMBRIDGE, Mass., August 10, 2022 (GLOBE NEWSWIRE) — Cerevel Therapeutics Holdings, Inc. (“Cerevel”, “we”, “us” or “our”) (Nasdaq: CERE), a company dedicated to unraveling the mysteries of the brain to treat neuroscience diseases, announced today that it has commenced a private offering of $250.0 million aggregate principal amount of convertible senior notes due 2027 (the “notes”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In connection with this offering, Cerevel expects to grant the initial purchasers of the notes a 13-day option to purchase up to an additional $37.5 million aggregate principal amount of the notes. The offering of the notes is subject to market and other conditions and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

The notes will be senior, unsecured obligations of Cerevel, will accrue interest payable semi-annually in arrears and will mature on August 15, 2027, unless earlier converted, redeemed or repurchased. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. Cerevel will settle conversions by paying or delivering, as applicable, cash, shares of its common stock, par value $0.0001 per share (“common stock”), or a combination of cash and shares of its common stock, at Cerevel’s election. The notes will be redeemable, in whole or in part (subject to certain limitations), for cash at Cerevel’s option at any time, and from time to time, on or after August 20, 2025 and on or before the 50th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of Cerevel’s common stock exceeds 130% of the conversion price for a specified period of time and certain liquidity conditions have been satisfied. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The interest rate, initial conversion rate and other terms of the notes will be determined at the pricing of the offering.

Concurrently with the offering of the notes, Cerevel is offering $250.0 million of shares of its common stock in an underwritten public offering. In connection with the common stock offering, Cerevel expects to grant the underwriters of such offering a 30-day option to purchase up to an additional $37.5 million of shares of its common stock at the public offering price, less the underwriting discounts and commissions. The offering of the notes is not contingent upon the consummation of the concurrent offering of common stock, and the concurrent offering of common stock is not contingent upon the consummation of the offering of the notes.

Cerevel intends to use the net proceeds from the offering of the notes and, if consummated, the concurrent offering of common stock: (i) to support the continued development of emraclidine, including to accelerate registration-enabling activities; (ii) to evaluate the potential of emraclidine in other populations, including Alzheimer’s disease psychosis; (iii) to accelerate market development and pre-commercial planning activities for emraclidine and tavapadon; (iv) to advance the remainder of the programs in its pipeline, including darigabat, and its other promising earlier-stage programs, including CVL-354, its selective KORA; and (v) for working capital and other general corporate purposes, including to extend its cash runway.

The notes will be offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The offer and sale of the notes and any shares of common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any other securities laws, and the notes and any such shares cannot be offered or sold absent registration or except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any shares of common stock issuable upon conversion of the notes, nor will there be any sale of the notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

About Cerevel Therapeutics

Cerevel Therapeutics is dedicated to unraveling the mysteries of the brain to treat neuroscience diseases. The company is tackling diseases with a targeted approach to neuroscience that combines expertise in neurocircuitry with a focus on receptor selectivity. Cerevel Therapeutics has a diversified pipeline comprising five clinical-stage investigational therapies and several preclinical compounds with the potential to treat a range of neuroscience diseases, including Parkinson’s, epilepsy, schizophrenia, and dementia-related apathy. Headquartered in Cambridge, Mass., Cerevel Therapeutics is advancing its current research and development programs while exploring new modalities through internal research efforts, external collaborations, or potential acquisitions.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, express or implied statements regarding the terms of the proposed offering of the notes, including our expectations with respect to granting the initial purchasers of the offering a 13-day option to purchase additional notes, the terms of the concurrent public offering of common stock, including our expectations with respect to granting the underwriters of that offering a 30-day option to purchase additional shares, our intentions with respect to the use of proceeds, and the completion, timing and size of the proposed notes offering and the concurrent public offering of common stock. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. Actual performance and results may differ materially from those projected or suggested in the forward-looking statements due to various risks and uncertainties, including, among others: clinical trial results may not be favorable; uncertainties inherent in the product development process

(including with respect to the timing of results and whether such results will be predictive of future results); the impact of COVID-19 on the timing, progress and results of ongoing or planned clinical trials; other impacts of COVID-19, including operational disruptions or delays or to our ability to raise additional capital; whether and when, if at all, our product candidates will receive approval from the FDA or other regulatory authorities, and for which, if any, indications; competition from other biotechnology companies; uncertainties regarding intellectual property protection; and other risks identified in our SEC filings, including those under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, our Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2022 and our subsequent SEC filings. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Media Contact:

Anna Robinson

Cerevel Therapeutics

anna.robinson@cerevel.com

Investor Contact:

Matthew Calistri

Cerevel Therapeutics

matthew.calistri@cerevel.com